UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2007

                               CUBIC ENERGY, INC.
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             (Exact name of registrant as specified in its charter)

             Texas                        0-9355                87-0352095
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  (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)              File Number)          Identification No.)

                                 9870 Plano Road
                               Dallas, Texas 75238
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
     Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Effective August 20, 2007, the Company appointed Scott D. Guffey as its Chief Financial Officer. Most recently, Mr. Guffey, age 43, was Vice President of Corporate Finance for BenefitMall Inc. until its acquisition by Allied Capital Corp. in October 2006. From August 1997 until joining BenefitMall in October 2000, Mr. Guffey served as Vice President of Finance, Mergers &
Acquisitions and Investor Relations for then publicly-traded Aegis Communications Group Inc. Before joining Aegis, he was Vice President of Technology Investment Banking with Principal Financial Securities, Inc. from April 1995 through August 1997. Prior to that, Mr. Guffey was employed in various financial management roles by Electronic Data Systems Corp. (EDS) from April 1988 to April 1995. Mr. Guffey holds an M.B.A from Southern Methodist University and a B.A. in Economics from the University of Virginia.

     In connection with his appointment as Chief Financial Officer of the Company, Mr. Guffey will receive a base monthly salary of $11,250.00. Mr. Guffey was also granted 90,000 non-registered and restricted shares of the Company's common stock of which 18,750 shares will vest on November 20, 2007, 18,750 shares will vest on February 20, 2008, 18,750 shares will vest on May 20, 2008, and the remaining 33,750 shares will vest on August 20, 2008, provided that as of each such date his continuous service has not terminated.

     On August 23, 2007, the Company issued a press release announcing the appointment of Mr. Guffey as its Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

          (d)  Exhibits

               99.1 Press Release, dated August 23, 2007.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: August 23, 2007                              CUBIC ENERGY, INC.

                                                      By: /s/ Jon Stuart Ross
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary